UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2013

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 22, 2013, Tuesday Morning Corporation (the “Company”) appointed John C. Rossler as the Company’s Executive Vice President, Chief Operating Officer.  Mr. Rossler, age 65, has been serving as an Executive Advisor to the Company since October 2012.  From 2004 to 2012, Mr. Rossler served as a principal in Pivotal Strategies, LLC, a consulting services firm.  From 2002 to 2004, Mr. Rossler served as President and Chief Executive Officer of Retail Ventures, Inc., a holding company of retail businesses, which at the time included DSW Inc., Filene’s Basement, Inc. and Value City Department Stores.  From 1982 to 2002, Mr. Rossler held various executive positions with Shonac Corporation and DSW Inc., including President and Chief Executive Officer, Chief Financial Officer and Chief Operating Officer.  From 1967 to 1982, Mr. Rossler worked for Grant Thornton LLP, an international audit, tax and advisory services firm, where he was a partner.

Mr. Rossler’s annual base salary will be $325,000 and during the Company’s 2013 fiscal year he will be eligible to earn a maximum bonus of up to 55% of his annual base salary which shall be prorated based upon his original employment date of October 1, 2012.  The amount of the bonus will be determined and approved by the Company’s Compensation Committee (the “Committee”) based on the performance of the Company and the Committee’s assessment of Mr. Rossler’s individual performance during the Company’s 2013 fiscal year.  For the Company’s 2014 fiscal year, Mr. Rossler will be eligible to participate in the Company’s cash bonus plan for senior management.  In connection with his appointment, Mr. Rossler will also receive a grant of 125,000 stock options and 15,000 shares of restricted stock, each of which shall vest ratably over three years.  In addition, Mr. Rossler will receive a signing bonus of $50,000.  There are no transactions involving Mr. Rossler requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.  Regulation FD Disclosure.

On January 22, 2013, the Company issued a press release announcing Mr. Rossler’s appointment as Executive Vice President, Chief Operating Officer.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tuesday Morning Corporation dated January 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: January 22, 2013	By:	/s/ Stephanie Bowman
Stephanie Bowman
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Tuesday Morning Corporation dated January 22, 2013